SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14 (a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)


Filed  by  the  Registrant   /X/

Filed  by  a  Party  other  than  the  Registrant  /  /

Check  the  appropriate  box:


/ /   Preliminary  Proxy  Statement
/ / Confidential, for Use of the Commission Only ( as permitted by Rule 14a-6 (e) (2) )
/X/   Definitive  Proxy  Statement
/ /   Definitive  Additional  Materials

/ /   Soliciting  Material  Pursuant  to  Rule  14a-11  (c)  or  Rule  14a-12

                            COMMUNITY WEST BANCSHARES

-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                (Name of Registrant as Specified in Its Charter)

-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      (Name of Person (s) Filing Proxy Statement, if pther than Registrant

Payment  of  Filing  Fee  (Check  the  appropriate  box)  :

/X/   No  fee  Required.

/ /   Fee computed on table below per  Exchange Act Rules 14a-6(I) (1) and 0-11.

     (1)   Title  of  each  class  of  securities  to which transaction applies:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (2)   Aggregate  number  of  securities  to  which  transaction  applies:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (4)   Proposed  maximum  aggregate  value  of  transaction:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (5)   Total  fee  paid:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

/ /   Fee  paid  previously  with  preliminary  materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount  previously  paid
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (2)   Form,  schedule  or  registration  statement  number:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (3)   Filing  party:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (4)   Date  filed:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            COMMUNITY WEST BANCSHARES
                              5638 Hollister Avenue
                            Goleta, California 93117
                            Telephone: (805) 692-1862


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 27, 1999


TO  THE  SHAREHOLDERS  OF  COMMUNITY  WEST  BANCSHARES:

     NOTICE IS HEREBY GIVEN that, pursuant to the Bylaws of Community West Bancshares and the call of its Board of Directors, the 1999 Annual Meeting of Shareholders (the "Meeting") of Community West Bancshares (the "Company") will be held at the Holiday Inn, 5650 Calle Real, Goleta, California 93117, on Thursday, May 27, 1998, at 5:00 p.m., for the purpose of considering and voting on the following matters:

     1.     ELECTION  OF DIRECTORS.   Electing the following twelve (12) persons
            ----------------------
to the Board of Directors to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and have qualified:


     Michael  A.  Alexander                   Michel  Nellis

     Mounir  R.  Ashamalla                    William  R.  Peeples

     Robert  H.  Bartlein                     James  Rady

     Jean  W.  Blois                          C.  Randy  Shaffer

     John  D.  Illgen                         James  R.  Sims,  Jr.

     John  D.  Markel                         Llewellyn  W.  Stone


     2.     OTHER  BUSINESS.  Transacting  such  other  business as may properly
            ---------------
come  before  the  Meeting  and  any  adjournment  or  adjournments  thereof.

     The Board of Directors has fixed the close of business on April 15, 1999, as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

     The Bylaws of the Company provide for the nomination of directors in the following manner:

     Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation no more than sixty (60) days prior to any meeting of shareholders called for the election of directors and no more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.4 of these Bylaws; provided, however, that if ten (10) days notice of such meeting is sent to shareholders, such notice of intention to nominate must be received by the president of the corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged a bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee. A copy of the preceding paragraph shall be set forth in the notice to shareholders of any meeting at which directors are to be elected.


     SINCE IMPORTANT MATTERS ARE TO BE CONSIDERED AT THE MEETING, IT IS VERY IMPORTANT THAT EACH SHAREHOLDER VOTE.

     WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER WHO EXECUTES AND DELIVERS SUCH A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE IT IS EXERCISED BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY, BY SUBMITTING PRIOR TO THE MEETING A PROPERLY EXECUTED PROXY BEARING A LATER DATE, OR BY BEING PRESENT AT THE MEETING AND ELECTING TO VOTE IN PERSON BY ADVISING THE CHAIRMAN OF THE MEETING OF SUCH ELECTION.

     PLEASE  INDICATE  ON  THE  PROXY  WHETHER  OR  NOT YOU EXPECT TO ATTEND THE
MEETING  SO  THAT  THE  COMPANY  CAN  ARRANGE  FOR  ADEQUATE  ACCOMMODATIONS.


                                     By  Order  of  the  Board  of  Directors


April  16,  1999                                   Michel  Nellis,  Secretary

                            COMMUNITY WEST BANCSHARES
                              5638 Hollister Avenue
                            Goleta, California 93117
                            Telephone: (805) 692-1862


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 27, 1999


                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 1999 Annual Meeting of Shareholders (the "Meeting") of Community West Bancshares (the "Company") to be held at the Holiday Inn, 5650 Calle Real, Goleta, California 93117, on Thursday, May 27, 1999, at 5:00 p.m., and at any and all adjournments thereof.

     It is expected that this Proxy Statement and accompanying Notice and form of Proxy will be mailed to shareholders  on  or  about  May  1,  1999.


AGENDA  FOR  THE  MEETING
-------------------------

     The  matters  to  be  considered  and  voted  upon  at the Meeting will be:

     1. ELECTION OF DIRECTORS. Electing the following twelve (12) persons to the Board of Directors to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and have qualified:


     Michael  A.  Alexander                   Michel  Nellis

     Mounir  R.  Ashamalla                    William  R.  Peeples

     Robert  H.  Bartlein                     James  Rady

     Jean  W.  Blois                          C.  Randy  Shaffer

     John  D.  Illgen                         James  R.  Sims,  Jr.

     John  D.  Markel                         Llewellyn  W.  Stone


     2. OTHER BUSINESS. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

REVOCABILITY  OF  PROXIES
-------------------------

     A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly-executed Proxy bearing a later date. In addition, the powers of the proxyholders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE
SHARES  REPRESENTED  BY  THE  PROXY  WILL  BE  VOTED  IN  ACCORDANCE  WITH  THE
RECOMMENDATIONS  OF  THE  COMPANY'S  BOARD  OF  DIRECTORS.

PERSONS  MAKING  THE  SOLICITATION
----------------------------------

     This solicitation of Proxies is being made by the Board of Directors of Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company may solicit Proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding these Proxy Materials to their beneficial owners. In addition, the Company may utilize the services of individuals or companies not regularly employed by the Company in connection with the solicitation of Proxies if Management of the Company determines that this is advisable.

                                VOTING SECURITIES

     There were issued and outstanding 5,345,134 shares of the no par value common stock of the Company (the " Common Stock") on April 15, 1999, which date has been fixed as the record date for the purpose of determining the shareholders of the Company entitled to notice of and to vote at the Meeting (the "Record Date"). On any matter submitted to the vote of the shareholders of the Company, each holder of the Common Stock will be entitled to one vote, in person or by proxy, for each share of the Common Stock held of record by such shareholder on the books of the Company as of the Record Date. In connection with the election of directors shares shall be voted cumulatively if notice of the intention to vote cumulatively is properly given prior to voting. Cumulative voting allows a shareholder to cast that number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of directors to be elected. This total number of votes may be cast for one nominee or may be distributed among as many nominees or in such proportions as the shareholder sees fit.


            SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Except as set forth below and in the following table, Management does not know of any individual, group, corporation or other entity who owns beneficially, directly or indirectly, more than 5% of the outstanding shares of the Common Stock as of March 31, 1999. The following table sets forth the amount of shares of the Common Stock beneficially owned, directly and indirectly, by each of the Company's directors, naming them, and by all directors and executive officers(1) of the Company, as a group, as of March 31, 1999. Management is not aware of any change in control of the Company which has occurred since January 1, 1998, or any arrangement which may, at a subsequent date, result in a change in control of the Company.

(1) The term "executive officer" means the President and Chief Executive Officer and the Executive Vice President

Name and Office Held                       Common Stock
With The Company                       Beneficially Owned(1)  Percent of Class(2)
-------------------------------------  ---------------------  -------------------

Michael A. Alexander
  Director                                         87,310(3)                1.59%

Mounir R. Ashamalla
  Director                                         89,655(4)                1.63%

Robert H. Bartlein
  Vice Chairman of the Board                       98,026(5)                1.78%

Jean W. Blois
  Director                                         53,842(6)                0.98%

John D. Illgen
  Director                                         53,634(7)                0.97%

John D. Markel
  Chairman of the Board                           356,118(8)                6.46%

Michel Nellis
  Secretary and Director                           56,058(9)                1.02%

William R. Peeples
  Director                                       317,442(10)                5.78%

James Rady
  Director                                        66,195(11)                1.21%

C. Randy Shaffer
  Executive Vice President
  and Director                                    61,130(12)                1.11%

James R. Sims, Jr.
  Director                                        28,954(13)                0.53%

Llewellyn W. Stone
  President, Chief Executive Officer
  and Director                                    99,084(14)                1.79%

All directors and Executive Officers
as a group
(12 in number)                                 1,367,448(15)               23.81%

(2) Includes shares subject to options held by each director and named officer and the directors and named officers as a group that are exercisable ("vested") within 60 days of March 31, 1999. These are treated as issued and outstanding for the purpose of computing the percentage of each director and named officers as a group but not for the purpose of computing the percentage of class of any other person.
(3) Mr. Alexander has shared voting an investment powers as to 51,436 of these shares, has 14,414 shares acquirable by exercise of stock options.
(4) Dr. Ashamalla has shared voting and investment powers as to 7,304 of these shares, has 14,414 shares acquirable by exercise of stock options.
(5)   Mr. Bartlein has 14,414 shares acquirable by exercise of stock options.
(6)   Ms. Blois has 35,798 shares acquirable by exercise of stock options.
(7)   Mr. Illgen has 26,998 shares acquirable by exercise of stock options.
(8) Mr. Markel has shared voting an investment powers as to 31,736 of these shares, has 27,394 shares acquirable by exercise of stock options.
(9) Ms. Nellis has shared voting an investment powers as to 7,246 6 of these shares, has 26,998 shares acquirable by exercise of stock options.
(10)  Mr. Peeples has 11,554 shares acquirable by exercise of stock options.
(11) Mr. Rady has shared voting an investment powers as to 58,195 6 of these shares, has 8,000 shares acquirable by exercise of stock options.
(12) Mr. Shaffer has shared voting and investment powers as to 46,130 of these shares, has 8,000 shgares by by exercise of stock options.
(13)  Mr. Sims has 20,706 shares acquirable by exercise of stock options.
(14)  Mr. Stone has 44,000 shares acquirable by exercise of stock options.
(15)  Includes 259,690 shares acquirable by exercise of stock options.

                              ELECTION OF DIRECTORS

NOMINEES
--------

     The Bylaws of the Company provide that the authorized number of directors shall not be less than six (6) or more than twelve (12), with the exact number of directors fixed from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders. The number of directors has been fixed at twelve (12) by action of the Board of Directors.

     The persons named below, all of whom are currently members of the Company's Board of Directors, will be nominated for election as directors to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes will be cast in such a way as to effect the election of all twelve (12) nominees, or as many thereof as possible. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

     None of the directors, nominees or executive officers of the Company were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting with the capacities as such. As of December 31, 1998, there are no family relationships between the directors and executive officers of the Company. None of the directors or executive offices of the Company serve as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, as amended ,or any investment company registered under the Investment Company Act of 1940, as amended.

     The following table sets forth the names and certain information as of March 31, 1999, concerning the person to be nominated by the Board of Directors for election as directors of the Company:

                                                                                             Year First
                                                                                            Appointed or
  Name and Offices Held          Age                 Principal Occupation                 Elected To Board
-------------------------------  ---  --------------------------------------------------  ----------------

Michael A. Alexander              68  Chief Executive Officer of Utilicom Corp. since                 1997
  Chairman of the Board               1994.  Prior to that time, Director of Programs of
                                      Delco Electronics.

Mounir R. Ashamalla               61  Oral-Maxillo-Facial Surgeon                                     1997
  Director

Robert H. Bartlein                51  President of Bartlein Group, Inc. and President of              1997
  Director and Vice Chairman of       Bartlein & Company, Inc.
  the Board

Jean W. Blois                     71  Independent consultant                                          1997
  Director

John D. Illgen                    54  President and Chairman of Illgen Simulation                     1997
  Director                            Technologies, Inc.

John D. Markel                    55  Private Investor                                                1997
  Director

Michel Nellis                     52  Partner with Nellis Associates                                  1997
  Secretary and Director

William R. Peeples                55  Private Investor                                                1997
  Director

James Rady                        57  President and Chief Executive Officer of                        1998
  Director                            Palomar Savings and Loan

C. Randy Shaffer                  52  Executive Vice President of the Company and                     1998
  Director and Executive Vice         Executive Vice President of Goleta National Bank
   President

James R. Sims, Jr.                63  Realtor.                                                        1997
  Director

Llewellyn W. Stone                56  President and Chief Executive Officer of the                    1997
  President, Chief Executive          Company and Goleta National Bank
  Officer and Director


BOARD  OF  DIRECTORS  AND  COMMITTEES
-------------------------------------

     The Board of Directors of the Company held 12 regular meetings in 1998. All of the Company's directors, attended at least seventy-five percent (75%) of all board meetings and meetings of committees of the board on which they served in 1998.

                       COMPENSATION AND OTHER TRANSACTIONS
                           WITH MANAGEMENT AND OTHERS


SUMMARY  COMPENSATION
---------------------

     The following table sets forth a summary of annual and long-term compensation for services in all capacities to the Company for the Company President and Chief Executive Officer and the only other executive officer of the Company whose annual compensation from the Company and/or any of its subsidiaries exceeded $100,000 during 1998 (the "named executive officers"). Columns showing restricted stock awards, long-term incentive plan payouts and all other compensation have been omitted as not applicable.


                                     SUMMARY COMPENSATION TABLE


                                             Annual Compensation            Long  Term  Compensation
                                              -----------------  ------  ------------------------------
                                                                         Option
Name and                                                                 Shares/   LTIP     All Other
Principal Position            Year   Salary    Bonus   Other(1)  Awards   SAR's   Payouts  Compensation
----------------------------  ----  --------  -------  --------  ------  -------  -------  ------------
Llewellyn W. Stone            1998  $176,373  $80,000         -     -0-      -0-      -0-           -0-
President and Chief           1997  $179,250  $51,000         -     -0-      -0-      -0-           -0-
Executive Officer             1996  $127,123  $51,000         -     -0-      -0-      -0-           -0-
Of Bank

C. Randy Shaffer              1998  $100,576  $50,000         -     -0-      -0-      -0-           -0-
Executive Vice                1997  $118,605  $30,000         -     -0-      -0-      -0-           -0-
President and Chief           1996  $ 90,973  $30,000         -     -0-      -0-      -0-           -0-
Financial Officer of  Bank

James Rady                    1998  $145,000  $15,000         -     -0-      -0-      -0-           -0-
President and Chief           1997  $132,730      -0-         -     -0-      -0-      -0-           -0-
Executive Officer             1996  $124,000      -0-         -     -0-      -0-      -0-           -0-
of Palomar Savings  and Loan

(1)   The Company furnishes and plans to continue to furnish ato certain officers the use of Compnay or
      Bank-owned automobiles which are used primarily for company and/or Bank purposes.  The Company has provided and plans to provide certain of its officers with certain specified life and medical isurnace benefits.  Since portions of the automobile expenses, club memberships fees, insurance premiums attributable to personal use and other perquisites did not exceed the lower of $50,000 or ten percent (10%) of the total annual salary reported in the table per individual, such amounts have not been included in the foregoing figures.


STOCK  OPTIONS
--------------

     The following table sets forth certain information regarding stock options granted during 1998 to the Company's President and Chief Executive Officer and the only other executive officer of the Company with compensation in excess of $100,000 in 1998. The Company has not issued Stock Appreciation Rights ("SAR").


                    Percentage of Total
                      Options Granted      Options Granted to
  Name                  During 1998      Employees During 1998   Exercise Price   Expiration Date
------------------  -------------------  ----------------------  ---------------  ---------------
Llewellyn W. Stone               20,000                   13.6%  $          8.75  Dec. 17, 2008
C. Randy Shaffer                 15,000                   10.2%  $          8.75  Dec. 17, 2008
James Rady                          -0-                    -0-   N/A              N/A


     The following table sets forth certain information regarding stock options exercised during 1998 by the President and Chief Executive Officer and the only other executive officer with the Company with compensation in excess of $100,000 in 1998.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND VALUES


                                                  Number of Securities
                                                 Underlying Unexercised    Value of Unexercised in the
                    Shares Acquired    Value       Options at 12/31/98      Money Options at 12/31/98
Name                  on Exercise    Realized   Exercisable/Unexercisable   Exercisable/Unexercisable
------------------  ---------------  ---------  -------------------------  ---------------------------
Llewellyn W. Stone           55,000  $ 562,500                 44,000/-0-               139,000/-0-(2)


C. Randy Shaffer               None        N/A                 15,000/-0-                13,125/-0-(2)


James Rady                     None        N/A                    -0-/-0-                      N/A/N/A

(2)  Based on closing price on December 31, 1998 of $9.625 per share.


EMPLOYMENT  AGREEMENT
---------------------

Mr. Stone has an employment with the Company to serve as its President and Chief Executive Officer. The agreement provides for Mr. Stone to serve for a term of ten years beginning November 16, 1993. Under the terms of the employment agreement, Mr. Stone's base annual salary for 1999 is $175,000. The agreement also provides Mr. Stone with the use of a Bank-owned automobile, vacation of five weeks per year, golf membership at La Cumbre Country Club, a group medical accident and health, disability and life, insurance benefits. In the event Mr. Stone is terminated by the Company without cause or in the event of (i) a merger or consolidation where the Company or Bank is not the surviving corporation,
(ii) a merger or consolidation or transfer of all or substantially all of the assets of the Company or Bank or (iii) certain changes in ownership of the Company, and the employment agreement is terminated, Mr. Stone will be entitled to severance pay equal to six months' salary.

EXECUTIVE  SALARY  CONTINUATION  AGREEMENT
------------------------------------------

     On January 1, 1994, the Bank's Board of Directors entered into an Executive Salary Continuation Agreement with Mr. Stone. The purpose of the Executive
Salary Continuation Agreement is to provide special incentive to Mr. Stone for his continuing employment with the Bank on a long term basis. The Executive Salary Continuation Agreement provides Mr. Stone with salary continuation benefits of up to $50,000 per year for 15 years after retirement. Normal retirement in the Executive Salary Continuation Agreement is age 61. In the event of death prior to retirement, Mr. Stone's beneficiary will receive the full salary continuation benefits. In the event of disability wherein Mr. Stone does not continue employment with the Bank, Mr. Stone is entitled to a total yearly payment equal to $5,000 per year of service beginning with January 1, 1994, up to a total yearly payment of $50,000. If Mr. Stone terminates employment with the Bank for a reason other than death, disability, cause, or voluntary termination, prior to the normal retirement age, he will be entitled to salary continuation benefits calculated as set forth above for disability, except no salary continuation benefits are payable in the event Mr. Stone voluntarily terminates within five years of the date of the Executive Salary Continuation Agreement. In the event of a transfer of controlling ownership or sale of the Company or Bank, Mr. Stone will become fully vested as to the full amount of salary continuation benefits if termination of employment thereafter occurs.

DIRECTORS'  COMPENSATION
------------------------

     Each director of the Company received $400 in 1997, and $500 in 1998 and 1999, for attending each regular meeting of the Board of Directors, and $125 in 1997, and $150 in 1998 and 1999 for attending each committee meeting of the Bank. The Chairman of the Board received $700 in 1998 for attending each meeting of the Board of Directors and this increased to $750 in March 1999.

401(K)  PLAN
------------

     On September 1, 1995 the Bank established a 401(k) plan for the benefit of its employees. Employees are eligible to participate in the plan if they were employed by the Bank on September 1, 1995 or after 3 months of consecutive service. Employees may make contributions to the plan under the plan's 401(k) component, and the Bank may make contributions to the plan under the plan's profit sharing component, subject to certain limitations. The Bank's contributions are determined by the Board of Directors and amounted to $122,767 and $112,592 and $49,466 in 1998, 1997, and 1996, respectively.

CERTAIN  TRANSACTIONS
---------------------

     There are no existing or proposed material transactions between the Company or the Bank and any of its executive officers, directors, or beneficial owners of more than 5% of the Common Stock (the "principal shareholders of the Company"), or the associates of any of the foregoing persons, except as indicated below.

     Directors, executive officers and principal shareholders of the Company, and the companies with which they are associated, are clients of and have had and will continue to have banking transactions with the Bank in the ordinary course of the Bank's business and the Company and Bank expect to have such ordinary banking transactions with such persons in the future. In the opinion of Management, substantially all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates, collateral and repayment terms on extensions of credit, as those prevailing at the same time for comparable transactions with other persons of similar creditworthiness and on terms not involving more than the normal risk of collectability or presenting other unfavorable features. It is the intention of Management to continue to follow these guidelines in its banking transactions with such persons. The maximum aggregate amount of all such loans during the period January 1, 1998 to December 31, 1998 was approximately $2,800,000, which represented approximately eleven percent (11%) of the Company's total capital accounts as of that date.

YEAR  2000  COMPLIANCE
----------------------

     As the year 2000 approaches, a critical issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. In brief, many existing application software products in the marketplace were designed to only accommodate a two digit date position which represents the year (for example, '97' is stored on the system and represents the year as 1997). As a result, the year 1999 could be the maximum date value these systems will be able to accurately process. A time-sensitive software may recognize a date using "00" as the year 1900 rather than year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions or engage in similar normal business activities.

     The Company has adopted a plan of action to minimize the risk of the year 2000 event including the establishment of an oversight committee. This plan is fully supported by management and the Board of Directors. The committee's goal is to achieve a year 2000 date conversion with no effect on customers or disruption to business operations. The plan consists of five phases; awareness, assessment, renovation, validation, and implementation. In the awareness phase, the committee was formed consisting of members from all departments within the Company. This team defined the Year 2000 issue, how and where it would impact the Company. The assessment phase determined the size of the issue and which systems were determined as critical to the operations of the Company. During the renovation phase, systems, hardware, and software were tested for compliance and any non-compliant systems were replaced. Nothing determined as critical needed replacement. During the validation phase, further testing is done on any new equipment or systems installed. At the end of 1998, the Company re-tested all systems in a mock exercise as if it was January 2000. In 1999, customer awareness of the Year 2000 issue and what the Company has done to address the issue will intensify. This will be, but is not limited to, mailings to our customers, public announcements, and training for Company employees to address customer concerns.

      The Company has initiated formal communications with all of its vendors, including the U.S. Government, to determine their Year 2000 compliance readiness. The Company is reviewing the extent the interface systems are vulnerable to any third parties' year 2000 issues. There can be no guarantee that the systems of other companies on which the Company systems rely will be timely converted and would not have an adverse effect on the Company's systems. Many of the Company's systems include new hardware and software purchased from vendors who have represented that these systems are already year 2000 compliant. The Company is in the process of obtaining assurances from vendors that timely updates will be made available to make all remaining systems compliant.

     Management does not anticipate the Company will be required to purchase any additional hardware or software to be year 2000 compliant. However, management has incurred and will continue to incur some administrative costs relative to the identification and testing of the Company's electronic data processing systems. The costs and timing of the year 2000 project is based on management's best estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. As of December 31, 1998, the Company had incurred $111,476 in expenses getting Year 2000 compliant and anticipates spending $100,000 in 1999. However, there can be no guarantee that these estimates will be achieved and actual results could differ from these plans.
     .

                      SHAREHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

     Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders of the Company must be received by the Company at its offices 5638 Hollister Avenue, Goleta, California 93117, no later than January 8, 2000, and must satisfy the conditions established by the Securities and Exchange Commission ("SEC") for shareholder proposals to be included in the Company's Proxy Statement for that meeting.

                           ANNUAL REPORT ON FORM 10-K

     The Company has prepared and filed with the SEC an Annual Report on Form 10-K ("Annual Report") for the year ended December 31, 1998. The Company will provide a copy of the Annual Report including financial statements and schedules without cost, upon written request directed to Community West Bancshares, 5638 Hollister Avenue, Goleta, California 93117, attention: Ms. Lynda Radke.

                             INDEPENDENT ACCOUNTANTS

     The firm of Deloitte & Touche LLP served as the Company's independent public accountants for 1998. The Company has not yet selected a firm to be its accountants for 1999.

     It is anticipated that a representative of Deloitte & Touche LLP will be present at the Meeting to respond to appropriate questions from shareholders.

                                  OTHER MATTERS

     The Board of Directors does not know of any other matters to be presented at the Meeting. However, if other matters properly come before the Meeting, it is the intention of the Proxyholders to vote each Proxy in accordance with the recommendations of the Company's Board of Directors on such matters, and discretionary authority to do so is included in the Proxy.

Dated:  April  16,  1999                    COMMUNITY  WEST  BANCSHARES



                                            Michel  Nellis,
                                            Secretary

PROXY                     COMMUNITY  WEST  BANCSHARES                      PROXY
                  ANNUAL MEETING OF SHAREHOLDERS - MAY 27, 1999



         The undersigned shareholder of Community West Bancshares (the "Company") hereby nominates, constitutes and appoints Michel Nellis, the attorney, agent, and proxy of the undersigned, with full powers of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Holiday Inn, 5650 Calle Real, Goleta, California 93117, on Thursday, May 27, 1999, at 5:00 p.m. and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present there at, as follows:

1. ELECTION OF DIRECTORS. Authority to elect twelve (12) persons named below and in the Proxy Statement dated April 16, 1999, accompanying the Notice of said Meeting, to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and have qualified:


     Michael  A.  Alexander                   Michel  Nellis

     Mounir  R.  Ashamalla                    William  R.  Peeples

     Robert  H.  Bartlein                     James  Rady

     Jean  W.  Blois                          C.  Randy  Shaffer

     John  D.  Illgen                         James  R.  Sims,  Jr.

     John  D.  Markel                         Llewellyn  W.  Stone


    AUTHORITY GIVEN  _                        AUTHORITY WITHHELD  _
    (except as marked to the contrary below)  (as to all nominees listed  above)

     If You Wish to Withhold Authority To Vote For Some But Not All Of the Nominees Named Above, You Should Check The Box Named "Authority Given" And You Should Enter The Name(s) Of The Nominee(s) With Respect To Whom You Wish To Withhold Authority To Vote In The Space Provided Below:
_
_______________

2. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.


                       PLEASE SIGN AND DATE THE OTHER SIDE

                           PLEASE SIGN AND DATE BELOW


     THE  BOARD  OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL
1. THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.


---------------------------          Dated:,  1999
(Number  of  Shares)


---------------------------
(Please  Print  Your  Name)                  (Signature  of  Shareholder)



---------------------------
(Please  Print  Your  Name)                  (Signature  of  Shareholder)


     (Please date this Proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)


         I do  [   ]     do not  [   ]     expect to attend the Meeting.


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY APPEARING AND VOTING IN PERSON AT THE MEETING.